SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

MATECH Corp.
(Exact name of registrant as specified in its charter)

Delaware	33-23617	95-4622822
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

11661 San Vicente Boulevard, Suite 707, Los Angeles CA  90049
(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code: (310) 208-5589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers

(d)   On October 8, 2009, Sadegh Panahi accepted an appointment to the Board of Directors of the Company to serve as a Director until the next Annual Meeting of the Company.   Mr. Panahi was not appointed to serve on any committees at this time.  Mr. Panahi is not a party to any material plans, contracts, or other arrangements with the Company.   Mr. Panahi has served as an independent Director of Green St. Energy, Inc. (OTCBB:GSTY) from January 2009 through the present.  He also runs Panahi Investments, a boutique investment firm and was formerly a Director at Mariposa Properties, Inc., a company that along with its affiliates acquires land, bridge financing and entitlements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

MATECH Corp. (Registrant)

	By:	/s/ Anthony J. Cataldo
Anthony J. Cataldo
Co-Executive Chairman
Dated: October 13, 2009